Exhibit 99.1

AMENDMENT NO. 4 TO REVOLVING CREDIT,

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 4 TO REVOLVING CREDIT, LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of July 11, 2007 is by and between CHAMPION PARTS, INC., an Illinois corporation (“Borrower”), the financial institutions which hereafter become a party to such Loan Agreement (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as collateral and administrative agent for such Lenders (PNC, together with its successors in such capacity, the “Agent”).

RECITALS:

Whereas, Borrower, Agent and the lenders are parties to a Revolving Credit, Loan and Security Agreement dated as of August 10, 2004 (as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which the Lenders have agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

Whereas, Borrower wishes and the Lenders are willing, to amend the Loan Agreement, subject to the terms and conditions of this Amendment; and

Whereas, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Agreement and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Loan Agreement.

Now, Therefore, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1

Amendments to Loan Agreement.

(a)

Section 2.1 (c) Temporary Over-Formula Advance.  Section 2.1 of the Loan Agreement is hereby amended by (x) deleting paragraph 2.1 (c) from Amendment No. 1 and (y) adding the following new paragraph, “(c)” thereto:

“(c) Temporary Over-Formula Advance.  Notwithstanding the provisions of Section 2.1 (a)(y) hereof, but otherwise subject to the terms and conditions set forth in this Agreement, each Lender will make Revolving Advances to Borrower in aggregate amounts outstanding a any time equal to such Lender’s Commitment Percentage of the lesser of the lesser of (x) the Maximum Loan Amount less the aggregate amount of outstanding Letters of Credit or (y) the Formula Amount, plus an additional amount not to exceed at any time (i) $600,000 until July 31, 2007, and (ii) $0 thereafter (collectively, “Over-Formula Advances”); provided that all Over-Formula Advances shall be Obligations secured by the Collateral.

Section 2

Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment, Borrower represents and warrants that:

(a)

No Default.  No default or Event of Default shall have occurred to be continuing as of the date hereof:

(b)

Representations and Warranties.  As of the date hereof and , after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)

Organizational Authority.  (I) The execution, delivery and performance by Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of Borrower enforceable in accordance with its terms and (iii) neither the execution, delivery or performance by Borrower of this Amendment (1) violates any law or regulation, or any order or decree of any Governmental Body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed or trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral, (4) violates or conflicts with the articles or certificate of incorporation, bylaws, or other organizational documents of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 3

Conditions Precedent.   The effectiveness of this Amendment is subject to the following conditions precedent:

(a)

No Default.  No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

(b)

Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(c)

Document deliveries.  Agent shall receive the following documents, each in form and substance satisfactory to the Agent:

(i)

This Amendment, in four (4) fully executed original counterparts.

(a)

Other Requirements.  The Agent shall have received such other documentation which it shall have requested pursuant to this Amendment.

(b)

Amendment Fee.  The agent shall have been paid an amendment fee in the amount of $5,000, which fee shall be fully earned on the date hereof and nonrefundable.  Borrower hereby authorized Agent to charge such fee to the Borrower’s Account.

Section 4

Reference to and Effect on Loan Documents.

(a)

Ratification.  Except as specifically amended above, the Loan Agreement and the other

Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document. Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)

No Waiver.   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement or any of the other Loan Documents.

(c)

References.  Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” or “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 5

Releases; Indemnities.

(a)

In further consideration of Agent’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and Affiliates, hereby forever releases Agent and each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees directors, agents and attorneys (collectively, the "Releases”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have taken or omitted to take prior to the date this Amendment was executed, including without limitation with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Agent’s or such Lender’s gross negligence or willful misconduct. This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

(b)

Borrower hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth herein shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than arising out of such Releasees’ gross negligence or willful misconduct. The foregoing indeminity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 6

Miscellaneous.

(a)

Successors and Assigns.   This Amendment shall be binding on and shall inure to the benefit of Borrower, Agent, the Lenders and their respective successors and assigns.

(b)

Entire Agreement.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings; oral or written, with respect to the subject matter hereof.

(c)

Fees and Expenses.   In accordance with Section 15.9 of the Loan Agreement, Borrower agrees to pay all fees, costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(d)

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e)

Severability.   Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisionor the remaining provisions of this Amendment.

(f)

Counterparts.   This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)

Incorporation of Loan Agreement Provisions.  The provisions contained in Section 15.1 (Governing Law) and Section 12.3 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

Signature Page to Amendment No. 4 to Revolving Credit, Loan and Security Agreement

CHAMPION PARTS, INC.

By:/s/  Jason Guzek _____________

Name: Jason Guzek______________

Title:_CEO____________________

2005 W. Avenue B

Hope, AR 71801

Signature Page to Amendment No. 4 to Revolving Credit, Loan and Security Agreement

PNC BANK, NATIONAL ASSOCIATION,

As Lender and as Agent

By:/s/ John Stanescki_____________

Vice President

One South Wacker Drive, Suite 2980

Chicago, Illinois 60606

Commitment Percentage:

100%